SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C.  20549


                              FORM 8-K

                           CURRENT REPORT


               PURSUANT TO SECTION 13 OR 15(D) OF THE
                  SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported):      January 9, 1997
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                                                           (January 9, 1997)

                     Ames Department Stores, Inc.
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         (Exact Name of Registrant As Specified In Charter)

                               Delaware
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            (State Or Other Jurisdiction Of Incorporation)

          1-5380                                     04-2269444
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    (Commission File Number)                 (IRS Employer Identification No.)

      2418 Main Street; Rocky Hill, Connecticut                 06067-0801
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     (Address Of Principal Executive Offices)                   (Zip Code)

                               (860) 257-2000
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               (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
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         (Former Name Or Former Address, If Changed Since Last Report)


                            Exhibit Index on Page 4

	ITEM 5:   OTHER EVENTS
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             Beginning on January 9, 1997, the Company will distribute, to certain of its banks and other lenders, principal trade vendors and factors, summaries of its unaudited financial results for the five and forty-eight weeks ended December 28, 1996. These monthly and year-to-date results (collectively, the "monthly results") are attached hereto as Exhibit 20 and are incorporated by reference herein.

             Sales for the five weeks ended December 28, 1996 were $4.0 million below the projections contained in the Form 8-K dated June 11, 1996 (the "Plan"). EBITDA was $3.5 million below Plan and $2.8 million below last year. The EBITDA results for the five weeks reflected higher-than-planned expenses partially offset by a higher-than-planned gross margin. The largest component of the variance in expenses is due to the recording of additional performance bonuses based on the year-to-date results. Last year's EBITDA also included a $3 million property gain.

             Sales for the forty-eight weeks ended December 28, 1996 were $10.9 million above Plan. EBITDA was $6.5 million better than Plan and $15.8 million better than last year. The EBITDA variance from Plan for the forty-eight weeks was due primarily to a higher-than-planned gross margin partially offset by higher-than-planned expenses. Last year's EBITDA included $9.1 million in property gains.

             As of December 28, 1996, merchandise inventories were $4.0 million above Plan. Trade payables were $52.6 million above Plan. There were no borrowings outstanding under the Company's revolving line of credit.

             The Company is distributing the monthly results to its banks and other lenders, principal trade vendors and factors to facilitate their credit analyses. The summary results should not be relied upon for any other purpose and should be read in conjunction with the Company's Form 10-K for the fiscal year ended January 27, 1996, the Company's Form 10-Q for the first, second and third quarters ended April 27, 1996, July 27, 1996 and October 26,
          1996, respectively, and the Company's Form 8-K dated June 11,
          1996. The monthly results are being reported publicly solely because they are being distributed to a large number of the Company's vendors for purposes of their credit analyses.

             Although the Company has continued to make its monthly results public, the Company does not believe it is obligated to provide such information indefinitely, other than as required by applicable regulations, and the Company may cease making such disclosures and updates at any time. The monthly results were not examined, reviewed or compiled by the Company's independent public accountants. Moreover, the Company does not believe that it is obligated to update the monthly results to reflect subsequent events or developments. The reported monthly results are subject to future adjustments, if any, that could materially affect such results. However, in the opinion of the Company, the monthly results contain all adjustments (consisting of normal recurring adjustments) necessary for a fair statement of the results for the periods presented.



ITEM 7:   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
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          INFORMATION AND EXHIBITS
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          Exhibit:    20     Unaudited Financial Summary Results for the
                             Five and Forty-eight Weeks Ended December 28,
                             1996

                         INDEX TO EXHIBITS








EXHIBIT NO.                 EXHIBIT                         PAGE NO.


    20          Unaudited Financial Summary Results             6
                for the Five and Forty-eight Weeks Ended
                December 28, 1996.
















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                             SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                            AMES DEPARTMENT STORES, INC.
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                                      Registrant




Dated: January 9, 1997           By: /s/ Joseph R. Ettore
                                     --------------------------------------
                                         Joseph R. Ettore
                                         President, Director, and
                                         Chief Executive Officer



Dated: January 9, 1997            By: /s/ John F. Burtelow
                                     --------------------------------------
                                          John F. Burtelow
                                          Executive Vice President,
                                          Chief Financial Officer



Dated: January 9, 1997            By: /s/ Gregory D. Lambert
                                     --------------------------------------
                                          Gregory D. Lambert
                                          Senior Vice President,
                                          Finance